                                                                    EXHIBIT 99.2



Chief Financial Officer Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

In connection with the Annual Report of Max & Erma's, Inc. (the "Company") on Form 10-K for the quarterly period ending October 27, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Todd B. Barnum, the Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ William C. Niegsch, Jr.
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William C. Niegsch, Jr.



January 16, 2003